Exhibit 21.1

List of Subsidiaries and Affiliated Entities of Bright Scholar Education Holdings Limited

Subsidiaries	Place of Incorporation
Impetus Investment Limited	Cayman Islands
Time Education China Holdings Limited	Hong Kong
Time Elan Education Technology Co., Ltd.	PRC
Shenzhen Qianhai Bright Scholar Management Consulting Co., Ltd.	PRC
Zhuhai Hengqin Bright Scholar Management Consulting Co., Ltd.	PRC
Beijing Bright Scholar Education Consulting Limited Co., Ltd.	PRC
Foshan Shunde Elan Education Training Co., Ltd.	PRC
Shenzhen Elan Education Training Co., Ltd.	PRC
Zhuhai Hengqin Kaidi Education Consulting Co., Ltd.	PRC
Guangdong Bright Scholar Education Technology Co., Ltd.	PRC
Guangzhou Elan Education Consulting Co., Ltd.	PRC

Affiliated Entity	Place of Incorporation
BGY Education Investment Management Co., Ltd.	PRC

Schools/subsidiaries held by Affiliated Entity	Place of Incorporation
Guangdong Country Garden School	PRC
Huanan Country Garden School	PRC
Huanan Country Garden Bilingual Kindergarten	PRC
Phoenix City Country Garden Kindergarten	PRC
Phoenix City Bilingual School	PRC
Licheng Country Garden Bilingual Kindergarten	PRC
Country Garden Venice Bilingual School	PRC
Nansha Country Garden Bilingual Kindergarten	PRC
Phoenix City Bilingual Kindergarten	PRC
Wuyi Country Garden Bilingual School	PRC
Shawan Country Garden Kindergarten	PRC
Heshan Country Garden Kindergarten	PRC
Heshan Country Garden School	PRC
Country Garden Venice Kindergarten	PRC
Wuhan Country Garden Kindergarten	PRC
Wuhan Country Garden School	PRC
Huanan Country Garden Cuiyun Mountain Kindergarten	PRC
Zengcheng Country Garden Kindergarten	PRC
Zengcheng Country Garden School	PRC
Fengxin Country Garden Kindergarten	PRC
Phoenix City Fengyan Kindergarten	PRC
Country Garden Huacheng School	PRC
Xiju Country Garden Kindergarten	PRC
Dalang Country Garden Kindergarten	PRC
Huadu Holiday Peninsula Kindergarten	PRC
Jurong Country Garden School	PRC
Maoming Country Garden Kindergarten	PRC
Country Garden Silver Beach Kindergarten	PRC
Haoting Country Garden Kindergarten	PRC
Huiyang Country Garden Kindergarten	PRC
Ningxiang Country Garden School	PRC
Country Garden Huacheng Kindergarten	PRC
Lanzhou Country Garden School	PRC

Schools/subsidiaries held by Affiliated Entity	Place of Incorporation
Guangdong Country Garden Kindergarten*	PRC
Huaxi Country Garden International Kindergarten	PRC
Jurong Country Garden Kindergarten*	PRC
Lanzhou Country Garden Kindergarten*	PRC
Taishan Country Garden Kindergarten*	PRC
Wuyi Country Garden Bilingual Kindergarten*	PRC
Huaxi Country Garden International School	PRC
Ningxiang Country Garden Kindergarten	PRC
Ningxiang Country Garden Foreign Language Training School**	PRC
Country Garden Experimental School	PRC
Country Garden Silver Beach School	PRC
Danyang Country Garden Kindergarten	PRC
Gaoming Country Garden Kindergarten	PRC
Huidong Silver Beach Education Consulting Co., Ltd.	PRC
Laian Country Garden Foreign Language School	PRC
Laian Country Garden Kindergarten	PRC
Qingyuan Country Garden Bilingual Kindergarten	PRC
Shaoguan Zhenjiang Country Garden Foreign Language Kindergarten	PRC
Taishan Country Garden School	PRC
Enping Country Garden Kindergarten	PRC
Chuzhou Country Garden Kindergarten	PRC
Kaiping Country Garden Jade Bay Kindergarten	PRC
Huaian Country Garden Tianshan Bilingual Kindergarten	PRC
Shenghua Country Garden Schools	PRC
Chuzhou Country Garden Foreign Language School	PRC
Shaoguan Country Garden Foreign Language School	PRC
Kaiping Country Garden School	PRC
Huaian Country Garden Tianshan Bilingual School	PRC
Shanghai Elan Culture Communication Co., Ltd.	PRC
Shenzhen Time Elan Technology Co., Ltd.	PRC
Time Elan Education Technology (Beijing) Co., Ltd.	PRC
Guangdong Xingjian Education Co., Ltd.	PRC
Foshan Shunde Shengbo Culture and Arts Training Co., Ltd.	PRC
Shanghai Elan Education and Training Co., Ltd.	PRC
Huaian City Bright Scholar Tianshan Culture Education Investment Management Co., Ltd. ***	PRC
Baoding Baigou New City Bright Scholar Shenghua Education Consulting Co., Ltd. ***	PRC

*	Operate as departments of certain of our schools, not separate legal entities under PRC law.
**	Ningxiang Country Garden School currently operates its high school programs through Ningxiang Company Garden Foreign Language Training School.
***	30% of the equity interests of Huaian City Bright Scholar Tianshan Culture Education Investment Management Co., Ltd. and Baoding Baigou New City Bright Scholar Shenghua Education Consulting Co., Ltd. are held by third parties.